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                                                                 EXHIBIT 10.30

                            SEPARATION AGREEMENT

     This Separation Agreement (the "Agreement") is between Identix Incorporated (the "Company"), and Randall C. Fowler ("Employee").

     WHEREAS, Employee was employed by the Company;

     WHEREAS, the Company and Employee have agreed that (i) Employee shall retire and Employee's full-time employment relationship with the Company shall terminate as of the date set forth herein, (ii) Employee and the Company shall release each other from any claims arising from or related to the employment relationship, and (iii) Employee shall continue to be involved with the Company consistent with the terms herein.

     NOW THEREFORE, in consideration of the mutual promises made herein and the benefits provided pursuant to such promises, the Company and Employee (the "Parties") hereby agree as follows:

     1.  Resignation.  Employee hereby resigns and shall retire from his
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full-time employment with the Company as of March 31, 2000 (the "Employment
Termination Date").

     2.  Consideration.  As consideration for Employee entering into this
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Agreement and agreeing to provide such ongoing services to the Company as the
Board of Directors may reasonably request through the Employment Termination Date, the Company shall provide the following to Employee:

         (a)  Payment of Salary.  The Company shall continue to pay Employee
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all base salary, accrued vacation and any and all other benefits due to
Employee through the Employment Termination Date.

          (b)  Salary Continuation and Other Benefits.  From April 1, 2000
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through March 31, 2001, Employee shall receive, as salary continuation pay, his full base salary, less customary withholdings, payable on the Company's typical payroll dates. Employee agrees that he will be available to act as a consultant to the Company during the period of salary continuation payments. The Company also agrees to pay the Employee's COBRA premium for Employee and/or his dependant(s) medical insurance through the later of when Employee reaches age 65 or, in the event of Employee's death, when Employee's spouse reaches age 65 (the "Benefit Termination Date"); provided, however, that in the event the Company's insurer will no longer accept COBRA premiums covering Employee and/or his dependent(s), the Company then will pay an amount equal to the last COBRA premium, on a monthly basis, directly to Employee through the later of such dates, and the Company agrees to treat such premium payments as a Company-provided benefit policy. The Company further agrees to pay through the
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Benefit Termination Date the existing, ongoing insurance premium on the term life insurance policy on Employee's life with a face value of $1,000,000, and to follow Employee's instructions regarding designating who will be the beneficiary under said policy. The Company shall provide to Employee a copy of such policy. The Company shall provide to Employee annually on the renewal date of such policy evidence of payment of the premium for and continued effectiveness of such policy. Employee shall also be entitled to retain the computer and facsimile machine previously provided by the Company for Employee's home office. It is agreed that the salary and benefits payments provided herein by the Company are conditioned upon Employee's compliance with all provisions of this Agreement.

          (c)  Board of Directors.  Employee hereby resigns as Chairman of the
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Company's Board of Directors as of March 31, 2000; provided, however, that it will be the prerogative of a majority of the Board of Directors to request that Employee continue temporarily as Board Chairman beyond said date. Employee agrees not to seek renomination as a Director beyond the end of Employee's current term, unless renominated by a majority of the Company's Board of Directors.

          (d)  Stock Option Vesting.  The stock options previously granted to
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Employee shall continue to vest through the period salary continuation payments are paid pursuant to Section 2(b), at which time Employee shall be entitled to exercise those vested options pursuant to the terms of the applicable stock option agreements.

          (e)  No Other Benefits.  Except as other specifically provided
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herein, Employee agrees that all employee benefits shall cease as of the
Employment Termination Date.

          (f)  Non-Solicitation.  Payment of all benefits hereunder shall be
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contingent on Employee not soliciting for hire any employees of the Company through March 31, 2001.

      3.  Employee Release of Claims.  Employee agrees that the foregoing
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consideration represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of Employee and his heirs, executors and assigns, hereby fully and forever releases the Company and its officers, directors, employees, investors, stockholders, administrators, predecessor, subsidiary and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the effective date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

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          (b)  any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company;

          (c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

          (e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

          (f) any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA"). Employee further acknowledges that he has been advised by this writing that (i) he should consult with an attorney prior
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to executing this Agreement; (ii) he has at least twenty-one (21) days within which to consider this Agreement; (iii) he has at least seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (iv) this Agreement shall not be effective until the revocation period has expired; and

          (g)  any and all claims for attorneys' fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

      4.  Company Release of Claims.  The Company, on behalf of itself and its
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successors and assigns, hereby fully and forever releases Employee and his heirs, executors and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the effective date of this Agreement including, without limitation,

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company;

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          (c)  breach of contract, both expressed and implied; breach of covenant of good faith and fair dealing, both expressed and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective business advantage; and defamation;

          (d)  any and all claims for attorneys' fees and costs.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

      5.  Section 1542.  As to those matters released in Sections 3 and 4 above,
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Employee and the Company each hereby expressly waive and relinquish any and all rights or benefits that he or it may now have, or in the future may have, under the terms of Section 1542 of the California Civil Code and any similar law of any state or territory of the United States. Such section provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

      6.  Tax Consequences.  The Company makes no representations or
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warranties with respect to the tax consequences of the payment of any sums to
Employee under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon.

      7.  No Admission of Liability.  No action taken by the Parties hereto,
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or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

      8.  Costs.  The Parties shall each bear their own costs, attorneys' fees
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and other fees incurred in connection with this Agreement.

      9.  Publicity.  The Parties each agree not to disparage the other.  They
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further agree that the Company may issue the press release attached hereto as
Exhibit A immediately upon the signing of this Agreement.

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     10.  Arbitration and Equitable Relief.
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          (a)  The parties hereto agree that any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The parties hereto hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

          (c) The Company and Employee shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

          (d) THE PARTIES HERETO HAVE READ AND UNDERSTAND SECTION 10, WHICH DISCUSSES ARBITRATION. THE PARTIES HERETO UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THEIR RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

               (i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION;

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               (ii)   ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR
MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL
RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq.; AND

               (iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

      11.  Authority.  The Company represents and warrants that the
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undersigned has the authority to act on behalf of the Company and to bind the
Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through Employee to bind them to the terms and conditions of this Agreement.

      12.  No Representations.  Each party represents that it has had the
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opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

      13.  Severability. In the event that any provision hereof becomes or is
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declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      14.  Entire Agreement: Binding on Successors. This Agreement represents
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the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersedes and replaces any and all prior agreements and understandings concerning Employee's relationship with the Company and compensation from the Company. The terms of this Agreement shall inure to the benefit of and be binding on the respective executors, administrators, heirs, successors and assigns of the parties.

      15.  No Oral Modification. This Agreement may only be amended in writing
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signed by Employee and the Chairman of the Compensation Committee of the Board
of the Company.

      16.  Effective Date. This Agreement is effective seven days after it has
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been signed by both parties, except that the Company is authorized to issue the press release attached as Exhibit A immediately upon signing.

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      17.  Counterparts.  This Agreement may be executed in counterparts, and
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each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

      18.  Voluntarily Execution of Agreement.  This Agreement is executed
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voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

           (a)  They have read this Agreement;

           (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

           (c) They understand the terms and consequences of this Agreement and of the releases it contains;

           (d) They are fully aware of the legal and binding effect of this Agreement.

Identix Incorporated                         Employee

By: /s/ Larry J. Wells                       By: /s/ Randall C. Fowler
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Name: Larry J. Wells                         Name: Randall C. Fowler
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Title:    Director                           Date: December 20,1999
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Date: December 20, 1999
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